UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2012

Griffin-American Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 270-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

PURCHASE AND SALE AGREEMENT AND ASSIGNMENTS

As previously reported in our Current Reports on Form 8-K filed on October 5, 2011, we, through G&E HC REIT II Southeastern SNF Portfolio, LLC, our wholly owned subsidiary, entered into a purchase and sale agreement, or the Purchase Agreement, on September 29, 2011, with Wellington Healthcare Services, L.P., or the Seller Guarantor, an unaffiliated third party, and twenty entities affiliated with the Seller Guarantor, or collectively, the Seller, for the purchase of ten separate skilled nursing facilities, or the Southeastern Skilled Nursing Facility Portfolio, or the Southeastern SNF Portfolio, for an aggregate purchase price of $166,500,000, plus closing costs. The Southeastern SNF Portfolio consists of ten separate skilled nursing facilities: (i) Rockdale Healthcare Center, Riverside Health Care Center, New London Healthcare, Bell Minor Home, Westminster Commons and Nurse Care of Buckhead, located in Conyers, Covington, Snellville, Gainesville, Atlanta and Atlanta, Georgia, respectively; (ii) Parkway Health and Rehabilitation Center and Millington Healthcare Center, located in Memphis and Millington, Tennessee, respectively; (iii) Nurse Care of Shreveport, located in Shreveport, Louisiana; and (iv) Sea Breeze Health Care Center, located in Mobile, Alabama.

The approximate purchase prices of the ten skilled nursing facilities comprising the Southeastern SNF Portfolio, which are subject to proration and adjustment pursuant to the terms of the Purchase Agreement, are as follows: (i) $24,499,000 for Rockdale Healthcare Center; (ii) $17,616,000 for Riverside Health Care Center; (iii) $24,901,000 for New London Healthcare; (iv) $12,126,000 for Bell Minor Home; (v) $4,879,000 for Westminster Commons; (vi) 22,264,000 for Nurse Care of Buckhead; (vii) $15,903,000 for Parkway Health and Rehabilitation Center; (viii) $13,966,000 for Millington Healthcare Center; (ix) $21,005,000 for Nurse Care of Shreveport; and (x) $9,341,000 for Sea Breeze Health Care Center.

On January 10, 2012, we entered into a letter agreement to the Purchase Agreement, or the PSA Letter Agreement, which amended the Purchase Agreement to include a provision whereby all parties to the Purchase Agreement agreed that the purchase of the Southeastern SNF Portfolio would be expressly conditioned upon preliminary approval by the U.S. Department of Housing and Urban Development, or HUD, of the transaction.

On January 10, 2012, we also entered into ten separate partial assignment and assumption of purchase and sale agreement and escrow instructions, or the PSA Assignment Agreements, whereby G&E HC REIT II Southeastern SNF Portfolio, LLC, assigned, transferred and conveyed its right, title, and interest in and to the Purchase Agreement for each of the ten skilled nursing facilities as follows: (i) Rockdale Healthcare Center; (ii) Riverside Health Care Center; (iii) New London Healthcare; (iv) Bell Minor Home; (v) Westminster Commons; (vi) Nurse Care of Buckhead; (vii) Parkway Health and Rehabilitation Center; (viii) Millington Healthcare Center; (ix) Nurse Care of Shreveport; and (x) Sea Breeze Health Care Center; to its wholly owned subsidiaries: (a) G&E HC REIT II Rockdale SNF, LLC, (b) G&E HC REIT II Covington SNF, LLC; (c) G&E HC REIT II Snellville SNF, LLC; (d) G&E HC REIT II Gainesville SNF, LLC; (e) G&E HC REIT II Westminster SNF, LLC; (f) G&E HC REIT II Buckhead SNF, LLC; (g) G&E HC REIT II Memphis SNF, LLC; (h) G&E HC REIT II Millington SNF, LLC; (i) G&E HC REIT II Shreveport SNF, LLC; and (j) G&E HC REIT II Mobile SNF, LLC, respectively.

The material terms of the Purchase Agreement are qualified in their entirety by the Purchase and Sale Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed on October 5, 2011, the PSA Letter Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, and the PSA Assignment Agreements attached as Exhibits 10.2 through 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the acquisition of the Southeastern SNF Portfolio, as further described in Item 2.01 below, we also received a separate deed from the applicable seller and executed and a blanket conveyance, bill of sale and assignments for each of the ten skilled nursing facilities, the terms of which are qualified in their entirety by the agreements attached as Exhibits 10.12 to 10.31 to this Current Report on Form 8-K and incorporated herein by reference.

MASTER LEASE

On January 10, 2012, concurrently with the closing of the acquisition of the Southeastern SNF Portfolio, as further described below in Item 2.01 of this Current Report on Form 8-K, we, through our subsidiaries: G&E HC REIT II Rockdale SNF, LLC, G&E HC REIT II Covington SNF, LLC, G&E HC REIT II Gainesville SNF, LLC, G&E HC REIT II Westminster SNF, LLC, G&E HC REIT II Buckhead SNF, LLC, G&E HC REIT II Memphis SNF, LLC, G&E HC REIT II Millington SNF, LLC, G&E HC REIT II Shreveport SNF, LLC, and G&E HC REIT II Mobile SNF, LLC, or collectively referred to herein as the Master Landlord, entered into a master lease with Warsaw Road, L.P., an affiliate of Wellington Healthcare Services, L.P., or the Master Tenant, or the Master Lease, for nine of the skilled nursing facilities as follows: (i) Rockdale Healthcare Center; (ii) Riverside Health Care Center; (iii) Bell Minor Home; (iv) Westminster Commons; (v) Nurse Care of Buckhead; (vi) Parkway Health and Rehabilitation Center; (vii) Millington Healthcare Center; (viii) Nurse Care of Shreveport; and (ix) Sea Breeze Health Care Center, or collectively referred to herein as the Nine HUD Facilities.

The Master Lease constitutes one indivisible lease for the Nine HUD Facilities. The material terms of the Master Lease provide for: (i) a 15 year triple-net lease expiring on January 31, 2027, with two 10-year extension options; (ii) minimum rent in the first year of $13,451,920, payable in 12 monthly installments; (iii) minimum rent for subsequent years subject to increases annually by the lesser of 2.9% or the annual average consumer price index for the immediately preceding lease year (but in no event less than 2% per year); (iv) upon the exercise of an extension option, the base rent for the first year of each extension period equal to the greater of: the market rental rate as of the first day of the extended rental period and the base rent for the last lease year of the then-current term or extended term (plus the applicable escalator); thereafter, the minimum rent will increase in the same manner as the initial term of the lease; (v) capital expenditures required to be completed by Master Tenant of $400 per bed on a per facility basis during each calendar year, based on a three calendar year historical average, with the per bed minimum to be increased after each five year calendar period by 75% of the cumulative consumer price index for the fifth year plus the preceding four years.

Pursuant to the Master Lease, we have approved operating subleases between the Master Tenant and the individual operators of the Nine HUD Facilities: LTC Consulting, L.P. for the Rockdale Healthcare Center, Riverside Healthcare, L.P. for the Riverside Healthcare Center, Hamilton Mill Associates, L.P. for the Bell Minor Home, Facility Investments, L.P. for Westminster Commons, Pharr Court Associates, L.P. for Nurse Care of Buckhead, South Parkway Associates, L.P. for Parkway Health and Rehabilitation, Wellington Healthcare Properties, L.P. for Millington Healthcare Center, Irving Place Associates, L.P. for Nurse Care of Shreveport and Congress Street Partners, L.P. for the Sea Breeze Health Care Center, or the Operating Subleases. The subleases incorporate all of the terms of the Master Lease. However, the Tenant shall not directly or indirectly sell, assign, mortgage, alienate, sublease or otherwise transfer the lease, permit any assignment of the lease, or grant any sublease (other than the Operating Subleases), license, concession or other right of occupancy of all or any portion of the premises, without our prior written consent, which consent may not be unreasonably withheld, conditioned or delayed. The Master Lease also includes a HUD addendum that incorporates provisions required for a master lease under HUD’s 232/233(f) LEAN program.

The Master Lease also contains covenants, terms and conditions that are customary for master leases and transactions of this type. The foregoing description of the Master Lease does not purport to be complete and is qualified in its entirety by the complete text of the Master Lease, which is filed as Exhibit 10.32 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, all tenant obligations under the Master Lease are unconditionally guaranteed in favor of the Master Landlord by Wellington Healthcare Services, L.P., or Parent Guarantor, Bombay Lane, L.P., an affiliate of the Master Tenant, and the operator subtenants pursuant to lease guaranties, the terms of which are qualified in their entirety by the lease guaranties filed hereto as Exhibits 10.33 through 10.35.

OPERATING LEASE

On January 10, 2012, concurrently with the closing of the acquisition of the Southeastern SNF Portfolio, as further described below in Item 2.01 of this Current Report on Form 8-K, we, through G&E HC REIT II Snellville SNF, LLC, our indirect wholly owned subsidiary, or the New London Landlord, also entered into an operating lease with England Associates, L.P., the operator of New London Health Center, or the Operating Lease. The material terms of the Operating Lease are substantially similar to the terms of the Master Lease, with a 15 year triple-net lease expiring on January 31, 2027, with two 10-year extension options, except that the annual base rent under the Operating Lease for the first year is $2,365,580, payable in 12 monthly installments and subject to the same annual increases and extension terms of the Master Lease for subsequent years.

Additionally, the Operating Lease provides that the New London Health Center will be added to the Master Lease and the Master Tenant will enter into a new sublease with England Associates, L.P., substantially similar to the other subleases under the Master Lease, upon termination of the bridge loan by Capital Funding, LLC used to finance the acquisition of the facility, as further described in Items 2.01 and 2.03 below, and the obtainment of a Federal Housing Administration, or FHA, insured mortgage loan, which would be subject to approval by HUD and Capital Funding, LLC.

The Operating Lease also contains covenants, terms and conditions that are customary for operating leases and transactions of this type. The foregoing description of the Operating Lease does not purport to be complete and is qualified in its entirety by the complete text of the Operating Lease, which is filed as Exhibit 10.36 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, all tenant obligations under the Operating Lease are unconditionally guaranteed in favor of the New London Landlord by Wellington Healthcare Services, L.P., and Bombay Lane, L.P., pursuant to a lease guaranty, the terms of which are qualified in their entirety by the lease guaranty filed hereto as Exhibit 10.37.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

SOUTHEASTERN SNF PORTFOLIO

The information reported in Item 1.01 under Purchase and Sale Agreement and Assignments of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2012, we acquired the Southeastern SNF Portfolio from the Seller for an aggregate purchase price of approximately $166,500,000, plus closing costs.

We financed the purchase of the Southeastern SNF Portfolio using a combination of debt financing, including: (i) the assumption of nine HUD loans with a current principal amount totaling approximately $70,484,000, (iii) the assumption of the loan on New London Health Center with a current principal amount of approximately $12,675,000; (iii) $17,500,000 in borrowings under our secured revolving line of credit with KeyBank National Association, or KeyBank, (iv) $38,435,000 in borrowings under our secured revolving line of credit with Bank of America, N.A., and (v) funds raised through our initial public offering. In connection with the acquisition, we incurred an acquisition fee of approximately $4,579,000, or 2.75% of the aggregate purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our former advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NINE HUD LOANS

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2012, we, through G&E HC REIT II Rockdale SNF, LLC, G&E HC REIT II Covington SNF, LLC, G&E HC REIT II Gainesville SNF, LLC, G&E HC REIT II Westminster SNF, LLC; G&E HC REIT II Buckhead SNF, LLC, G&E HC REIT II Memphis SNF, LLC; G&E HC REIT II Millington SNF, LLC, G&E HC REIT II Shreveport SNF, LLC and G&E HC REIT II Mobile SNF, LLC, entered into nine assumption, release and modification agreements with Capital Funding, LLC, or the Lender, the Secretary of HUD and each of the original borrowers under the loans securing the Nine HUD Facilities, in connection with the assumption of the loans used to partially finance the purchase of the Nine HUD Facilities, or the Nine HUD Loans. The Nine HUD Loans are evidenced by nine separate allonges to either a deed of trust note, mortgage note, or security deed note, in the following current principal amounts: $8,045,000 for Rockdale Healthcare Center, $11,354,000 for Riverside Health Care Center, $7,089,000 for Bell Minor Home, $4,596,000 for Westminster Commons, $11,922,000 for Nurse Care of Buckhead, $6,764,000 for Parkway Health and Rehabilitation Center, $4,795,000 for Millington Healthcare Center, $10,868,000 for Nurse Care of Shreveport and $5,051,000 for Seabreeze Health Care Center, for a combined total current principal amount of approximately $70,484,000. The nine assumption, release and modification agreements and nine allonges are collectively referred to herein as the HUD Loan Documents.

The material terms of the Nine HUD loans include: (i) a 30-year term with a maturity date of August 1, 2040 (except for Parkway Health and Rehabilitation Center, Millington Healthcare Center, Rockdale Healthcare Center and Nurse Care of Buckhead which have 35-year terms that expire on March 1, 2045); (ii) an interest rate of 4.57% per annum (except Sea Breeze Health Care Center, Riverside Health Care Center, Nurse Care of Shreveport and Millington Healthcare Center which have an interest rate of 4.60% per annum and Rockdale Healthcare Center and Nurse Care of Buckhead which have interest rates of 5.25% per annum); monthly payments of principal, interest and mortgage insurance premiums by the borrower of each of the Nine HUD loans, or the Borrower; (iii) prepayment lockouts and penalties whereby no prepayment may be made before September 1, 2012; thereafter, a prepayment is allowed on the last business day of the calendar month with 30 days written notice. A prepayment premium of 8.00% on September 1, 2012 and decreasing 1.00% on each September 1 each year thereafter until 0% on September 1, 2020 (Rockdale Healthcare Center and Nurse Care of Buckhead have prepayment lockouts until April 1, 2012 with a decrease in penalty that will occur on April 1 of each year). However, HUD may elect to waive the prepayment penalty if it determines that prepayment will avoid a mortgage/security deed insurance claim and is in the best interest of the Federal Government; (iv) collateral in the form of loans secured by first mortgages on the land and improvements, a security agreement creating first mortgage liens on the furnishings and equipment located at the facility and other personal property owned by the Borrower, Master Tenant and the Operator (including cash and non-cash proceeds), and the endorsement by the Federal Housing Administration; (v) monthly replacement reserve, hazard insurance and tax payments (which will be paid by the operator as Supplemental Rent, as defined in the HUD Loan Documents) by Borrower in amounts determined by HUD and Capital Funding, LLC; and (vi) prohibitions on Borrower from making distributions except surplus cash on a quarterly, semi-annual or annual fiscal year basis and subject to approval by HUD.

The HUD Loan Documents also contains additional covenants, representations, indemnities and warranties that are customary of secured loan agreements for real estate. The material terms of the HUD Loan Documents are qualified in their entirety by the agreements attached as Exhibits 10.38 through 10.55 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 17, 2012, we issued a press release announcing the acquisition of the Southeastern SNF Portfolio, as described in Items 1.01 and 2.01 above, and Sierra Providence East Medical Plaza I, as further described in Item 8.01 below. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

ACQUISITION OF SIERRA PROVIDENCE EAST MEDICAL PLAZA I

On December 22, 2011, we, through G&E HC REIT II El Paso MOB, LLC, our wholly owned subsidiary, purchased Sierra Providence East Medical Plaza I, a multi-tenant medical office building located in El Paso, Texas, from PHT Investment Holdings, LLC, an unaffiliated third party, for a purchase price of $7,840,000, plus closing costs.

We financed the purchase of Sierra Providence East Medical Plaza I using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $216,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our former advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements for the Southeastern SNF Portfolio at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Letter Agreement by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and Falligant Avenue Associates, L.P., Ivan Associates, L.P., McGee Road Associates, L.P., Powder Springs Road Associates, L.P., Red River Associates, L.P., San Alejandro Associates, L.P., San Carlos Associates, L.P., Tennessee Property Associates, L.P., West Point Road Associates, L.P., West Street Associates, L.P., LTC Consulting, L.P., Congress Street Partners, L.P., England Associates, L.P., Pharr Court Associates, L.P., Irving Place Associates, L.P., Hamilton Mill Associates, L.P., Facility Investments, L.P., South Parkway Associates, L.P., Wellington Healthcare Properties, L.P., Riverside Healthcare, L.P. and Wellington Healthcare Services, L.P., dated January 10, 2012

10.2 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Rockdale SNF, LLC

10.3 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Covington SNF, LLC

10.4 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Snellville SNF, LLC

10.5 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Gainesville SNF, LLC

10.6 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Westminster SNF, LLC

10.7 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Buckhead SNF, LLC

10.8 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Memphis SNF, LLC

10.9 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Millington SNF, LLC

10.10 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Shreveport SNF, LLC

10.11 Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Mobile SNF, LLC

10.12 Limited Warranty Deed entered into as of January 10, 2012, by and between Falligant Avenue Associates, L.P. and G&E HC REIT II Rockdale SNF, LLC

10.13 Limited Warranty Deed entered into as of January 10, 2012, by and between West Street Associates, L.P. and G&E HC REIT II Covington SNF, LLC

10.14 Limited Warranty Deed entered into as of January 10, 2012, by and between McGee Road Associates, L.P. and G&E HC REIT II Snellville SNF, LLC

10.15 Limited Warranty Deed entered into as of January 10, 2012, by and between San Alejandro Associates, L.P. and G&E HC REIT II Gainseville SNF, LLC

10.16 Limited Warranty Deed entered into as of January 10, 2012, by and between San Carlos Associates, L.P. and G&E HC REIT II Westminster SNF, LLC

10.17 Limited Warranty Deed entered into as of January 10, 2012, by and between Powder Springs Road Associates, L.P. and G&E HC REIT II Buckhead SNF, LLC

10.18 Special Warranty Deed dated January 10, 2012, granted by West Point Associates, L.P. to G&E HC REIT II Millington SNF, LLC

10.19 Special Warranty Deed dated January 10, 2012, granted by Tennessee Property Associates, L.P. to G&E HC REIT II Memphis SNF, LLC

10.20 Special Warranty Deed and Limited Warranty of Title dated January 10, 2012, granted by Red River Associates, L.P. and G&E HC REIT II Shreveport SNF, LLC

10.21 Special Warranty Deed dated January 10, 2012, granted by Ivan Associates, L.P. to G&E HC REIT II Seabreeze SNF, LLC

10.22 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Falligant Avenue Associates, L.P. and LTC Consulting, L.P. in favor of G&E HC REIT II Rockdale SNF, LLC

10.23 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by West Street Associates, L.P. and Riverside Healthcare, L.P. in favor of G&E HC REIT II Covington SNF, LLC

10.24 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by McGee Road Associates, L.P. and England Associates, L.P. in favor of G&E HC REIT II Snellville SNF, LLC

10.25 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by San Alejandro Associates, L.P. and Hamilton Mill Associates, L.P. in favor of G&E HC REIT II Gainesville SNF, LLC

10.26 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by San Carlos Associates, L.P. and Facility Investments, L.P. in favor of G&E HC REIT II Westminster SNF, LLC

10.27 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Powder Springs Road Associates, L.P. and Pharr Court Associates, L.P. in favor of G&E HC REIT II Buckhead SNF, LLC

10.28 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Tennessee Property Associates, L.P. and South Parkway Associates, L.P. in favor of G&E HC REIT II Memphis SNF, LLC

10.29 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by West Point Road Associates, L.P. and Wellington Healthcare Properties, L.P. in favor of G&E HC REIT II Millington SNF, LLC

10.30 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Red River Associates, L.P. and Irving Place Associates, L.P. in favor of G&E HC REIT II Shreveport SNF, LLC

10.31 Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Ivan Associates, L.P. and Congress Street Partners, L.P. in favor of G&E HC REIT II Mobile SNF, LLC

10.32 Master Lease by and between G&E HC REIT II Rockdale SNF, LLC, G&E HC REIT II Mobile SNF, LLC, G&E HC REIT II Buckhead SNF, LLC, G&E HC REIT II Shreveport SNF, LLC, G&E HC REIT II Gainesville SNF, LLC, G&E HC REIT II Westminster SNF, LLC, G&E HC REIT II Memphis SNF, LLC, G&E HC REIT II Millington SNF, LLC, and G&E HC REIT II Covington SNF, LLC, as Landlord, and Warsaw, L.P., as Tenant, dated as of January 10, 2012

10.33 Lease Guaranty made effective as of January 10, 2012, by each of Wellington Healthcare Services, L.P. and Bombay Lane, L.P., in favor of G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC, (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, and (ix) G&E HC REIT II Covington SNF, LLC

10.34 Lease Guaranty (Subtenants) made effective as of January 10, 2012, by and among (i) LTC Consulting, L.P., (ii) Congress Street Partners, L.P., (iii) Pharr Court Associates, L.P., (iv) Irving Place Associates, L.P, (v) Hamilton Mill Associates, L.P., (vi) Facility Investments, L.P., (vii) South Parkway Associates, L.P., (viii) Wellington Healthcare Properties, L.P., (ix) Riverside Healthcare, L.P., and (x) England Associates, L.P. in favor of: (i) G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC, (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, (ix) G&E HC REIT II Covington SNF, LLC, and (x) G&E HC REIT II Snellville SNF, LLC

10.35 Lease Cross-Guaranty (Subtenants) made effective as of January 10, 2012, by and among (i) LTC Consulting, L.P., (ii) Congress Street Partners, L.P., (iii) Pharr Court Associates, L.P., (iv) Irving Place Associates, L.P, (v) Hamilton Mill Associates, L.P., (vi) Facility Investments, L.P., (vii) South Parkway Associates, L.P., (viii) Wellington Healthcare Properties, L.P., (ix) Riverside Healthcare, L.P., and (x) England Associates, L.P. in favor of: (i) G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC, (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, (ix) G&E HC REIT II Covington SNF, LLC, and (x) G&E HC REIT II Snellville SNF, LLC

10.36 Operating Lease by and between G&E HC REIT II Snellville SNF, LLC, as Landlord and England Associates, L.P., as Tenant, dated as of January 10, 2012
10.37 Lease Guaranty made effective as of January 10, 2012 by each of Wellington Healthcare Services, L.P. and Bombay Lane, L.P. in favor of G&E HC REIT II Snellville SNF, LLC

10.38 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Falligant Avenue Associates, L.P., G&E HC REIT II Rockdale SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.39 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among West Street Associates, L.P., G&E HC REIT II Covington SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.40 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among San Alejandro Associates, L.P., G&E HC REIT II Gainesville SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.41 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among San Carlos Associates, L.P., G&E HC REIT II Westminster SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.42 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Powder Springs Road Associates, L.P., G&E HC REIT II Buckhead SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.43 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among West Point Road Associates, L.P., G&E HC REIT II Millington SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.44 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Tennessee Property Associates, L.P., G&E HC REIT II Memphis SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.45 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Red River Associates, L.P., G&E HC REIT II Shreveport SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.46 Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Ivan Associates, L.P., G&E HC REIT II Moblie SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development

10.47 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Rockdale SNF, LLC, to Capital Funding, LLC

10.48 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Covington SNF, LLC, to Capital Funding, LLC

10.49 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Gainesville SNF, LLC, to Capital Funding, LLC

10.50 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Westminster SNF, LLC, to Capital Funding, LLC

10.51 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Buckhead SNF, LLC, to Capital Funding, LLC

10.52 Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Memphis SNF, LLC, to Capital Funding, LLC

10.53 Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Millington SNF, LLC, to Capital Funding, LLC

10.54 Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Shreveport SNF, LLC, to Capital Funding, LLC

10.55 Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Mobile SNF, LLC, to Capital Funding, LLC

99.1 Griffin-American Healthcare REIT II, Inc. Press Release, dated January 17, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

January 17, 2012	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and Falligant Avenue Associates, L.P., Ivan Associates, L.P., McGee Road Associates, L.P., Powder Springs Road Associates, L.P., Red River Associates, L.P., San Alejandro Associates, L.P., San Carlos Associates, L.P., Tennessee Property Associates, L.P., West Point Road Associates, L.P., West Street Associates, L.P., LTC Consulting, L.P., Congress Street Partners, L.P., England Associates, L.P., Pharr Court Associates, L.P., Irving Place Associates, L.P., Hamilton Mill Associates, L.P., Facility Investments, L.P., South Parkway Associates, L.P., Wellington Healthcare Properties, L.P., Riverside Healthcare, L.P. and Wellington Healthcare Services, L.P., dated January 10, 2012
10.2	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Rockdale SNF, LLC
10.3	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Covington SNF, LLC
10.4	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Snellville SNF, LLC
10.5	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Gainesville SNF, LLC
10.6	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Westminster SNF, LLC
10.7	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Buckhead SNF, LLC
10.8	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Memphis SNF, LLC
10.9	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Millington SNF, LLC
10.10	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Shreveport SNF, LLC
10.11	Partial Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions entered into January 10, 2012, by and between G&E HC REIT II Southeastern SNF Portfolio, LLC and G&E HC REIT II Mobile SNF, LLC
10.12	Limited Warranty Deed entered into as of January 10, 2012, by and between Falligant Avenue Associates, L.P. and G&E HC REIT II Rockdale SNF, LLC
10.13	Limited Warranty Deed entered into as of January 10, 2012, by and between West Street Associates, L.P. and G&E HC REIT II Covington SNF, LLC
10.14	Limited Warranty Deed entered into as of January 10, 2012, by and between McGee Road Associates, L.P. and G&E HC REIT II Snellville SNF, LLC
10.15	Limited Warranty Deed entered into as of January 10, 2012, by and between San Alejandro Associates, L.P. and G&E HC REIT II Gainesville SNF, LLC
10.16	Limited Warranty Deed entered into as of January 10, 2012, by and between San Carlos Associates, L.P. and G&E HC REIT II Westminster SNF, LLC
10.17	Limited Warranty Deed entered into as of January 10, 2012, by and between Powder Springs Road Associates, L.P. and G&E HC REIT II Buckhead SNF, LLC
10.18	Special Warranty Deed dated January 10, 2012, granted by West Point Associates, L.P. to G&E HC REIT II Millington SNF, LLC
10.19	Special Warranty Deed dated January 10, 2012, granted by Tennessee Property Associates, L.P. to G&E HC REIT II Memphis SNF, LLC
10.20	Special Warranty Deed and Limited Warranty of Title dated January 10, 2012, granted by Red River Associates, L.P. and G&E HC REIT II Shreveport SNF, LLC
10.21	Special Warranty Deed dated January 10, 2012, granted by Ivan Associates, L.P. to G&E HC REIT II Seabreeze SNF, LLC
10.22	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Falligant Avenue Associates, L.P. and LTC Consulting, L.P. in favor of G&E HC REIT II Rockdale SNF, LLC
10.23	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by West Street Associates, L.P. and Riverside Healthcare, L.P. in favor of G&E HC REIT II Covington SNF, LLC
10.24	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by McGee Road Associates, L.P. and England Associates, L.P. in favor of G&E HC REIT II Snellville SNF, LLC
10.25	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by San Alejandro Associates, L.P. and Hamilton Mill Associates, L.P. in favor of G&E HC REIT II Gainesville SNF, LLC
10.26	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by San Carlos Associates, L.P. and Facility Investments, L.P. in favor of G&E HC REIT II Westminster SNF, LLC
10.27	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Powder Springs Road Associates, L.P. and Pharr Court Associates, L.P. in favor of G&E HC REIT II Buckhead SNF, LLC
10.28	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Tennessee Property Associates, L.P. and South Parkway Associates, L.P. in favor of G&E HC REIT II Memphis SNF, LLC
10.29	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by West Point Road Associates, L.P. and Wellington Healthcare Properties, L.P. in favor of G&E HC REIT II Millington SNF, LLC
10.30	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Red River Associates, L.P. and Irving Place Associates, L.P. in favor of G&E HC REIT II Shreveport SNF, LLC
10.31	Blanket Conveyance, Bill of Sale and Assignment made as of January 10, 2012 by Ivan Associates, L.P. and Congress Street Partners, L.P. in favor of G&E HC REIT II Mobile SNF, LLC
10.32	Master Lease by and between G&E HC REIT II Rockdale SNF, LLC, G&E HC REIT II Mobile SNF, LLC, G&E HC REIT II Buckhead SNF, LLC, G&E HC REIT II Shreveport SNF, LLC, G&E HC REIT II Gainesville SNF, LLC, G&E HC REIT II Westminster SNF, LLC, G&E HC REIT II Memphis SNF, LLC, G&E HC REIT II Millington SNF, LLC, and G&E HC REIT II Covington SNF, LLC, as Landlord, and Warsaw, L.P., as Tenant, dated as of January 10, 2012
10.33	Lease Guaranty made effective as of January 10, 2012, by each of Wellington Healthcare Services, L.P. and Bombay Lane, L.P., in favor of G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC, (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, and (ix) G&E HC REIT II Covington SNF, LLC
10.34	Lease Guaranty (Subtenants) made effective as of January 10, 2012, by and among (i) LTC Consulting, L.P., (ii) Congress Street Partners, L.P., (iii) Pharr Court Associates, L.P., (iv) Irving Place Associates, L.P, (v) Hamilton Mill Associates, L.P., (vi) Facility Investments, L.P., (vii) South Parkway Associates, L.P., (viii) Wellington Healthcare Properties, L.P., (ix) Riverside Healthcare, L.P., and (x) England Associates, L.P. in favor of: (i) G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC, (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, (ix) G&E HC REIT II Covington SNF, LLC, and (x) G&E HC REIT II Snellville SNF, LLC
10.35	Lease Cross-Guaranty (Subtenants) made effective as of January 10, 2012, by and among (i) LTC Consulting, L.P., (ii) Congress Street Partners, L.P., (iii) Pharr Court Associates, L.P., (iv) Irving Place Associates, L.P, (v) Hamilton Mill Associates, L.P., (vi) Facility Investments, L.P., (vii) South Parkway Associates, L.P., (viii) Wellington Healthcare Properties, L.P., (ix) Riverside Healthcare, L.P., and (x) England Associates, L.P. in favor of: (i) G&E HC REIT II Rockdale SNF, LLC, (ii) G&E HC REIT II Mobile SNF, LLC, (iii) G&E HC REIT II Buckhead SNF, LLC, (iv) G&E HC REIT II Shreveport SNF, LLC, (v) G&E HC REIT II Gainesville SNF, LLC (vi) G&E HC REIT II Westminster SNF, LLC, (vii) G&E HC REIT II Memphis SNF, LLC, (viii) G&E HC REIT II Millington SNF, LLC, (ix) G&E HC REIT II Covington SNF, LLC, and (x) G&E HC REIT II Snellville SNF, LLC
10.36	Operating Lease by and between G&E HC REIT II Snellville SNF, LLC, as Landlord and England Associates, L.P., as Tenant, dated as of January 10, 2012
10.37	Lease Guaranty made effective as of January 10, 2012 by each of Wellington Healthcare Services, L.P. and Bombay Lane, L.P. in favor of G&E HC REIT II Snellville SNF, LLC
10.38	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Falligant Avenue Associates, L.P., G&E HC REIT II Rockdale SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.39	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among West Street Associates, L.P., G&E HC REIT II Covington SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.40	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among San Alejandro Associates, L.P., G&E HC REIT II Gainesville SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.41	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among San Carlos Associates, L.P., G&E HC REIT II Westminster SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.42	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Powder Springs Road Associates, L.P., G&E HC REIT II Buckhead SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.43	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among West Point Road Associates, L.P., G&E HC REIT II Millington SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.44	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Tennessee Property Associates, L.P., G&E HC REIT II Memphis SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.45	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Red River Associates, L.P., G&E HC REIT II Shreveport SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.46	Assumption, Modification and Release Agreement made as of January 10, 2012, by and among Ivan Associates, L.P., G&E HC REIT II Moblie SNF, LLC, Capital Funding, LLC, and the Secretary of Housing and Urban Development
10.47	Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Rockdale SNF, LLC, to Capital Funding, LLC
10.48	Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Covington SNF, LLC, to Capital Funding, LLC
10.49	Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Gainesville SNF, LLC, to Capital Funding, LLC
10.50	Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Westminster SNF, LLC, to Capital Funding, LLC
99.1	Griffin-American Healthcare REIT II, Inc. Press Release, dated January 17, 2012